UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

June 1, 2004
Date of report
(Date of earliest event reported)

MARVELL TECHNOLOGY GROUP LTD.

(Exact name of registrant as specified in its charter)

Bermuda	0-30877	77-0481679
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Canon’s Court
22 Victoria Street
Hamilton HM 12
Bermuda
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (441) 296-6395

N/A

(Former name and former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit	Description
99.1	Press Release dated June 1, 2004.

Item 9. Regulation FD Disclosure.

     The information in this Current Report is being furnish and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On June 1, 2004, Marvell Technology Group, Ltd. (“Marvell”) issued a press release regarding its shareholders’ approval of an increase in the Company’s authorized share capital to allow for a 2 for 1 stock split of the Company’s common shares to be effected in the form of an issuance of bonus shares. The full text of Marvell’s press release is furnished herewith as Exhibit 99.1.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2004.
MARVELL TECHNOLOGY GROUP LTD.

	By:	/s/ George A. Hervey

George A. Hervey
Vice President of Finance and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document
Exhibit 99.1	Press Release issued June 1, 2004.